UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K/A
(Amendment No. 1)
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2022
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by MediaAlpha, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on May 23, 2022 (the “Original 8-K”). The purpose of this Amendment is to update the disclosure under “Item 5.07 Submission of Matters to a Vote of Security Holders” of the Original 8-K to provide information regarding the determination of the Board of Directors of the Company (the “Board”) as to how frequently the Company will conduct future stockholder advisory votes on the compensation of the Company’s named executive officers. No other changes are being made to the Original 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.
As previously reported, at the Annual Meeting of Stockholders of the Company held on May 19, 2022 (the “Annual Meeting”), the Company’s stockholders voted on, among other matters, a non-binding advisory vote regarding the frequency of future stockholder non-binding advisory votes on the compensation of the Company’s named executive officers. The frequency of three years received the highest number of votes cast by stockholders at the Annual Meeting.
On February 8, 2023, the Company’s Board of Directors (the “Board”) considered the outcome of this advisory vote and determined that the Company will hold a non-binding stockholder advisory vote on executive compensation every three years. As a result, the Company expects that the next non-binding advisory vote on the compensation of the Company’s named executive officers will be submitted to stockholders at the Company’s 2025 Annual Meeting of Stockholders. The Board may re-evaluate this determination after the next required vote on the frequency of future executive compensation votes, which will be held no later than the Company’s 2028 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: February 10, 2023	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary